                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of the
[X] Definitive Proxy Statement               Commission Only (as permitted by
[ ] Definitive Additional Materials          Rule 14a-6(e)(2))
                                         [ ] Soliciting Material Pursuant
                                             to ss.240.14a-12

                           JACKSONVILLE BANCORP, INC.
                (Name of Registrant as Specified in its Charter)

                                 NOT APPLICABLE
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------
    5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
    3) Filing Party:

       -------------------------------------------------------------------------
    4) Date Filed:

       -------------------------------------------------------------------------

                                               [LOGO] JACKSONVILLE BANCORP, INC.


April 2, 2003



Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., which will be held on Wednesday, April 30, 2003, beginning at 11:00 a.m., Eastern Time. The meeting will be held at the Humana Building, 76 South Laura Street, 7th Floor, Jacksonville, Florida, 32202. The purpose of the meeting is to consider and vote upon the proposals explained in the notice and the proxy statement.

A formal notice describing the business to come before the meeting, a proxy statement, and a proxy card are enclosed. We have also enclosed our 2002 Annual Report for your review, which contains detailed information concerning our 2002 financial performance and activities.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please vote your shares by completing, signing, and dating the enclosed proxy card, and returning it in the postage paid envelope provided. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

Sincerely,

/s/ Donald E. Roller

Donald E. Roller
Chairman of the Board

                           JACKSONVILLE BANCORP, INC.

                        76 South Laura Street, Suite 104
                           Jacksonville, Florida 32202

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------


To the Holders of Common Stock:

Notice is hereby given that the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., will be held on Wednesday, April 30, 2003, at 11:00 a.m., Eastern Time, at The Humana Building, 76 South Laura Street, 7th Floor, Jacksonville, Florida, 32202, to consider and act upon the following matters:

     1.   Election of five of our directors;

     2.   Approval of the Directors' Stock Purchase Plan; and

     3. Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only shareholders of record of our common stock at the close of business on March 21, 2003, are entitled to receive notice of, and to vote on, the business that may come before the Annual Meeting.

Whether or not you plan to attend the meeting, please complete, sign, date, and return the enclosed proxy card to our transfer agent as promptly as possible in the postage paid envelope provided. You may revoke the proxy at any time before it is exercised by following the instructions set forth in VOTING OF PROXIES on the first page of the accompanying proxy statement.



BY ORDER OF THE BOARD OF DIRECTORS

/s/ Cheryl L. Whalen

Cheryl L. Whalen
Corporate Secretary


April 2, 2003

                           JACKSONVILLE BANCORP, INC.
                        76 South Laura Street, Suite 104
                           Jacksonville, Florida 32202

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

This proxy statement and the accompanying notice and proxy card are being furnished to you as a holder of Jacksonville Bancorp, Inc., common stock, $.01 par value, in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders. The Annual Meeting will be held on Wednesday, April 30, 2003, beginning at 11:00 a.m., Eastern Time, at The Humana Building, 76 South Laura Street, 7th Floor, Jacksonville, Florida, 32202. This proxy statement, and the accompanying notice and proxy card, are first being mailed to holders of our common stock on or about April 10, 2003.

Unless the context requires otherwise, references in this statement to "we", "us", or "our" refer to Jacksonville Bancorp, Inc., its wholly owned subsidiary, The Jacksonville Bank, and the Bank's wholly owned subsidiary, Fountain Financial, Inc., on a consolidated basis. References to the "Company" denote Jacksonville Bancorp, Inc., and The Jacksonville Bank is referred to as the "Bank".

                                VOTING OF PROXIES
                                -----------------

Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting.

If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to our transfer agent, SunTrust Stock Transfer at the address indicated on the enclosed proxy. In order for the notice of revocation or later proxy to revoke the prior proxy, our transfer agent must receive such notice or later proxy before the vote of shareholders at the Annual Meeting. Unless you vote at the meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

                                VOTING PROCEDURES
                                -----------------

Our bylaws provide that a majority of the outstanding shares entitled to vote constitutes a quorum at a meeting of shareholders. Under the Florida Business Corporation Act (the "Act") and our articles of incorporation, directors are elected by a plurality of the votes cast in the election at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present exceed votes opposing the action, unless the Act or our articles of incorporation require a greater number of affirmative votes or voting by classes. Abstentions and broker non-votes have no effect under Florida law.

                                VOTING SECURITIES
                                -----------------

Our Board of Directors has fixed the close of business on March 21, 2003, as the record date for determining the holders of our common stock entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on March 21, 2003, there were issued and outstanding 1,467,066 shares of our common stock entitled to vote at the Annual Meeting, held by approximately 215 registered holders. You are entitled to one vote for each share held upon each matter properly submitted at the Annual Meeting.

                                     PURPOSE
                                     -------

We anticipate that our shareholders will act upon the following business at the meeting:

                        PROPOSAL 1: ELECTION OF DIRECTORS
                        ---------------------------------

The directors nominated for election at the 2003 Annual Meeting are D. Michael Carter, C.P.A., Melvin Gottlieb, James M. Healey, John C. Kowkabany, and Bennett
A. Tavar, in Class 3. The term of office of the Class 1 directors expires at the 2004 Annual Meeting and the term of office of the Class 2 directors expires at the 2005 Annual Meeting. Those directors elected as Class 3 directors at this Annual Meeting will have a term of office of three years, expiring at the 2006 Annual Meeting.

If elected, the nominees will constitute five of the 14 members of our Board of Directors. To be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in Voting Procedures. Unless you mark the accompanying proxy otherwise, the proxy will be voted FOR the election of Messrs. Carter, Gottlieb, Healey, Kowkabany, and Tavar. If any nominee should become unable to serve, which is not now anticipated, the persons voting the accompanying proxy may vote for a substitute in their discretion.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Our articles of incorporation provide that our directors are divided into three classes. The following provides certain information with respect to each of our directors, including the nominees for director in Class 3. Except as otherwise indicated, each person has been or was engaged in his present or last principal occupation, in the same or a similar position, for more than five years. Directors Carter, Healey, Kowkabany, Kraft, Mills, Rose, Schultz, Spencer, Tavar, and Winfield became directors during our organizational period. Messrs. Pomar and Schwenck were appointed to the Board in March 1999; Mr. Gottlieb was appointed to the Board in July 1999; and Mr. Roller was appointed to the Board in August 1999. All directors serve on the Boards of both the Company and the Bank.

CLASS 3 DIRECTORS

NAME                          AGE  POSITIONS HELD AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------- ---- -----------------------------------------------------------------------
D. Michael Carter, C.P.A.     50   Certified Public Accountant and a graduate of Florida State
                                   University. Mr. Carter has lived in Jacksonville, Florida, since 1975, and is a Director and Managing Partner of Carter, Merolle & Company,
                                   P.A. Tax and audit clients include businesses, business owners and executives, as well as professionals. The practice also provides financial planning, investment and business counseling services.
                                   Before forming his firm in 1980, Mr. Carter had been a public accountant with two national accounting firms. Mr. Carter is a member of the American Institute of Certified Public Accountants and the
                                   Florida Institute of Certified Public Accountants. He is a Board
                                   member of the Rotary Club of Oceanside in Jacksonville and is a member of the Jacksonville Chamber of Commerce. Mr. Carter has previously served as a Board member for the Ronald McDonald House, president of the Rotary Club of East Arlington (Jacksonville), president of the
                                   Mandarin Business Association, and Board member of Leadership
                                   Jacksonville Alumni, Inc.

Melvin Gottlieb               56   Past Chief Executive Officer of Gottlieb's Financial Services, Inc., a
                                   subsidiary of Medaphis Corporation, which provides emergency physician reimbursement services. Mr. Gottlieb is active in the community, acting as President for the Jacksonville Jewish Foundation; Vice
                                   President for the Jacksonville Jewish Center, River Garden Foundation,
                                   and Jewish Community Alliance; and Chairman of the University of North
                                   Florida Business Advisory Council. Mr. Gottlieb also serves as
                                   Director for numerous other charitable organizations, including the I.
                                   M. Sulzbacher Center for the Homeless, Dignity U Wear, Jacksonville
                                   Jewish Federation, Fresh Ministries, and Community Asthma Partnership.

James M. Healey               45   Director, Vice President, and Partner of Mint Magazine, Inc.,
                                   Chattanooga Mint, Inc., and Columbia Mint, Inc., direct mail advertising firms. Before his association with Mint Magazine began in
                                   1995, Mr. Healey worked with Carnation Food Products, Inc., and
                                   International Harvester. Mr. Healey attended Purdue University where he received a Bachelor of Arts degree from Purdue's Business School with special studies in Marketing and Personnel. Mr. Healey has been a resident and active member of the Jacksonville community since 1984.

John C. Kowkabany             60   Jacksonville based real estate investor and consultant. Mr. Kowkabany has significant private and public sector experience. A resident of the city of Neptune Beach, he has been active in local government, serving as the City's Mayor from 1989 to 1997, and Councilman from
                                   1985 to 1989. Mr. Kowkabany's public sector experience has provided him with experience and knowledge regarding the local business and civic communities. For many years, Mr. Kowkabany has served with various civic and charitable organizations as an officer or director.
                                   Mr. Kowkabany graduated with a Bachelor of Arts degree from
                                   Jacksonville University.

Bennett A. Tavar              45   Owner and President of Logical Business Systems, Inc., a computer sales and service firm located in Jacksonville, Florida. Mr. Tavar has been a resident of Jacksonville since 1982 and is active in a number of local civic organizations.

CLASS 1 DIRECTORS

NAME                          AGE  POSITIONS HELD AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------- ---- -----------------------------------------------------------------------
John W. Rose                  53   A financial services executive, advisor, and investor for over 25 years. Mr. Rose served as the Chief Financial Officer of Bay View
                                   Capital Corporation, a publicly held bank holding company
                                   headquartered in California, from May 2001 to November 2002. He continues to act as Founder/ President of McAllen Capital Partners,
                                   Inc., a financial advisory firm specializing in bank and thrift turnarounds. Mr. Rose is also a director of Life Shelters, Inc., a manufacturer of mobile medical vans, and Bay View Capital Corporation.
                                   Mr. Rose also served as special advisor to F.N.B. Corporation
                                   (Pennsylvania), a NYSE-listed bank holding company in liquidation.
                                   Before forming McAllen Capital Partners, Inc., Mr. Rose served in various capacities with the following Chicago-based firms: President,
                                   Livingston Financial Group; Senior Vice President, ABN/LaSalle
                                   National Bank; Associate, William Blair & Co.; Principal, Dwyer, Rose
                                   & Associates; and Vice President, First National Bank. Mr. Rose earned his undergraduate degree from Case Western Reserve University, and his
                                   M.B.A. from Columbia University.

NAME                          AGE  POSITIONS HELD AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------- ---- -----------------------------------------------------------------------

John R. Schultz               39   A fourth generation native of Jacksonville, Florida. Mr. Schultz is
                                   Vice President of Schultz Investments, an investment management company. He is the founder and Chairman of Schultz/Angelo Group, Inc., a commercial general contractor and is co-owner of Schultz, Foster and
                                   Addison Real Estate, Inc., a commercial real estate brokerage firm.
                                   Mr. Schultz is a graduate of The Bolles School (Jacksonville, Florida)
                                   and attended the University of Florida. Mr. Schultz is a director of numerous companies and community organizations, including
                                   Southeast-Atlantic Corporation (Canada Dry bottler/distributor),
                                   Jacksonville Museum of Science and History, Metro YMCA, St. Vincent's
                                   Foundation, and the Schultz Foundation.

Price W. Schwenck             60   Chief Executive Officer of the Company until April 26, 2000, and
                                   Chairman of the Board of Directors for the Bank. From May 2000 to
                                   February 2003, Mr. Schwenck was President and Chief Executive Officer
                                   of PCB Bancorp, Inc., a multibank holding company located in Largo,
                                   Florida. Mr. Schwenck served as Regional President for First Union
                                   National Bank in Ft. Lauderdale, Florida, from 1988 to 1994, and in
                                   Jacksonville, Florida, from 1994 until he retired in 1999. Mr.
                                   Schwenck received his Bachelors degree and M.B.A. from the University of South Florida, and his M.S. from the University of Miami.

Gary L. Winfield, M.D.        45   A physician. Dr. Winfield has had an active family practice in
                                   Jacksonville Beach, Florida, since 1989, operating as Sandcastle
                                   Family Practice, P.A. Dr. Winfield has served as Vice President of
                                   Medical Affairs for Anthem Health Plans of Florida, a provider of health insurance. Dr. Winfield received his undergraduate degree from the University of Oklahoma and is a graduate of the College of
                                   Medicine at the University of Oklahoma.

CLASS 2 DIRECTORS

NAME                          AGE  POSITIONS HELD AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------- ---- -----------------------------------------------------------------------
Rudolph A. Kraft              67   Director of Kraft Motorcar Company, Inc., in Gainesville, Florida, a
                                   Mercedes-Benz, Jeep, and Buick dealership since 1990. Mr. Kraft was previously President and Chief Executive Officer of Kraft Holdings,
                                   Inc., a Mercedes-Benz dealership in south Florida from 1989 to 1998.
                                   He also served as a director to Barnett Bank of South Florida from
                                   1986 to 1989. Mr. Kraft has served on the boards of a number of civic organizations, currently serving as a director of the Jacksonville
                                   Marine Institute and a Trustee/Overseer for Lasell College in Newton,
                                   Massachusetts.

R. C. Mills                   65   Executive Vice President and Chief Operating Officer of Heritage
                                   Propane Partners, L.P., a national distributor of propane gas. Mr.
                                   Mills is a graduate of the University of Sarasota and resides in the
                                   Jacksonville area. Mr. Mills has an extensive business background and is experienced in business mergers and acquisitions, corporate finance, and personnel management.

Gilbert J. Pomar, III         42   President and Chief Executive Officer for both the Company and the
                                   Bank. Mr. Pomar joined us in March 1999, having been employed by First
                                   Union National Bank in Jacksonville since 1991. During his tenure with
                                   First Union, he was promoted to Senior Vice President/Commercial
                                   Lending Manager in 1994 and head of Commercial Banking in 1996. Mr.
                                   Pomar's banking experience includes four years with Southeast Bank in
                                   West Palm Beach, Florida, as a Real Estate Workout Officer and four years with First Chicago in Miami, Florida, as a Commercial Real
                                   Estate Loan Officer. Mr. Pomar is active in various community efforts, including the United Way, Boy Scouts of America, and the American
                                   Cancer Society. He is a graduate of the University of Florida, where he earned his Bachelor of Science degree in Finance.

Donald E. Roller              65   Chairman of our Board of Directors. President and Chief Executive
                                   Officer of U.S. Gypsum Company from 1993 through 1996. He was also
                                   Executive Vice President of USG Corporation. Mr. Roller has had much experience in directorship positions, including having served as acting Chief Executive Officer and Chairman of the Audit Committee for
                                   Payless Cashways, Inc.

Charles F. Spencer            60   President of the International Longshoremen's Association, Local 1408,
                                   and Cottage Street Land Trust, Inc., in Jacksonville, Florida. In
                                   addition, Mr. Spencer is Executive Vice President of the South
                                   Atlantic and Gulf Coast District of I.L.A., and Vice President at
                                   Large of the Florida AFL-CIO. Mr. Spencer is the Chairman of the Board
                                   for the Jacksonville Sports Development Authority appointed by the
                                   Mayor. He serves on numerous other Boards, including United Way of
                                   Northeast Florida, the Committee of 100 of the Jacksonville Chamber of
                                   Commerce, the I. M. Sulzbacher Center for the Homeless, and Edward
                                   Waters College. Mr. Spencer is a former Board member of the Florida
                                   Community College at Jacksonville Foundation.

                   PROPOSAL 2: DIRECTORS' STOCK PURCHASE PLAN
                   ------------------------------------------

On February 5, 2003, the Board of Directors approved, and recommends that the shareholders approve, the Directors' Stock Purchase Plan (the "Plan"). The Board has determined that payment of directors' fees to directors who are not our employees is appropriate, and has established the amount of such fees at the value of a specified number of shares of common stock, as purchased in semi-annual installments during the year. Other than the one-time grant of stock options, originally completed in 1999 and reallocated in 2001, none of the directors has received any compensation for their services to date.

The purpose of the Plan is to allow for the purchase of the Company's common stock with the established amount of directors' fees, as an alternative to direct receipt of the equivalent amount of cash. Such purchases will be controlled by a prior and continuing election by each director to receive fees in the form of either common stock or cash. However, the Board may determine, at its sole discretion, that a part or all of a director's fees must be paid in common stock. We believe that allowing directors to receive fees in the form of common stock will further align the mutuality of interests of directors with those of management and shareholders. Directors electing to participate in the Plan will also increase their financial interest in the Company, thereby increasing their interest in our long-term success for all shareholders.

Under the terms of the Plan, a maximum number of 100,000 shares of common stock will be made available for purchase by the directors. Although the Plan will allow for the issuance of previously unissued shares, it is our full intent to purchase the required number of shares semiannually on the open market at the current price, utilizing accounts established for this purpose with a designated broker. We will bear the costs of the purchase commissions, but will likely encounter little or no additional administrative costs, and it is expected that the periodic purchases on the open market will further support the liquidity of our common stock. Further, open market purchases will create another source of demand for our common stock, will not be discounted from the fair market value, and will not dilute the interests of existing shareholders.

A non-employee director is eligible to become a participant in the Plan upon joining the Board, with directors entitled to prorated payments if service is for less than a full year, or if the director does not meet Board-established minimum attendance criteria for Board and committee meetings. Participation in the Plan ends upon the termination of the Participant's service as a non-employee director.

The Corporate Governance Committee (the "Committee") will oversee the Plan as a part of director compensation matters. The broker holding directors' common stock accounts will allocate the number of shares purchased on each director's behalf to the appropriate account(s). If the Company issues previously unissued shares, the shares will be allocated in accordance with the market value at the time of issuance. The Committee also will recommend to the Board any adjustments in the number of shares to be utilized as the base for determining directors' fee amounts annually, or as deemed necessary and appropriate by the Committee. Decisions regarding the total remuneration of directors will be finalized by the full Board upon such recommendation, considering such factors as fees paid by similarly situated, publicly traded bank holding companies, our financial performance and condition, regulatory constraints and limitations on capital. Additionally, the amounts needed to attract and retain directors of excellent character, exhibiting commitment to their duties, competence, and insight into achieving our strategic objectives, who are talented and qualified to continue to advance the interests of the Company and its shareholders, will be subject to evaluation.

      OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PLAN.

                              DIRECTOR COMPENSATION
                              ---------------------

Other than the one-time grant of stock options, we have not paid any compensation to members of the Board of Directors and Board committees for their service to us. As indicated in the description of PROPOSAL 2 above, the Board of Directors has determined that payment of reasonable directors' fees beginning for the calendar year 2003 is appropriate. The number of shares has been set at 600 shares per non-employee director for 2003, and is subject to adjustment as indicated above.

                   BOARD OF DIRECTORS AND STANDING COMMITTEES
                   ------------------------------------------

During 2002, the Board held ten meetings, and all directors attended at least 75% of the meetings of the Board and committees on which they served. Our Board of Directors maintains an Audit Committee, a Compensation Committee, and a Corporate Governance Committee, which are described below. Our Board elects the members of these committees at the Board meeting immediately following the Annual Meeting, and membership may change throughout the year based on varying circumstances at the discretion of the Board. Under our bylaws, the Board of Directors is authorized to fill any vacancy on a committee.

The Audit Committee is responsible for the matters set forth in its written charter which has been adopted by the Board of Directors, a copy of which was attached to the proxy statement for the 2001 Annual Meeting. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the Company's financial reports; systems of internal controls regarding finance, accounting, legal compliance, and ethics and evaluating the independence of the Company's independent accountants. The Audit Committee held four meetings in 2002. The members of the Audit Committee are Messrs. Roller (Chairman), Carter, Healey, Kowkabany, and Winfield.

The Compensation Committee, which was formed in May 2002, is responsible for oversight of compensation matters, employment issues, and personnel policies. The Committee makes recommendations to the Board of Directors regarding compensation for the Chief Executive Officer, as well as other executive officers and certain officers/managers, including salary, bonuses, option grants, other forms of long-term compensation, and employee benefits. Additionally, the Committee reviews general levels of compensation, and is responsible for evaluation of salaries and other compensation in light of industry trends and the practices of similarly situated, publicly traded bank holding companies. The Compensation Committee held four meetings in 2002. The members are Messrs. Mills (Chairman), Roller, Rose, Schwenck, and Spencer.

The Corporate Governance Committee, which was formed in March 2002, is responsible for formulating policies governing the Board of Directors and its committees. The responsibilities include recommending new Board members, establishing criteria for membership on the Board, designating chairs and members of Board committees, setting dates for Board meetings, monitoring compliance with our bylaws and regulations governing public companies, and making recommendations regarding director compensation. The Corporate Governance Committee held three meetings in 2002. The members of the Corporate Governance Committee are Messrs. Carter (Chairman), Healey, Kraft, Mills, and Schultz.

                             EXECUTIVE COMPENSATION
                             ----------------------

The following table sets forth for the fiscal years ended December 31, 2002, 2001, and 2000, the cash compensation paid or accrued, as well as certain other compensation paid or accrued for those years, for services in all capacities to our CEO, our Chief Financial Officer, and the Senior Loan Officer of the Bank.


SUMMARY COMPENSATION TABLE (1)
                                                                          Annual Compensation
                                                                   ----------------------------------
             Name and Principal Position                  Year      Salary ($)        Bonus ($)       All Other Compensation ($)(2)
-----------------------------------------------------------------------------------------------------------------------------------
Gilbert J. Pomar, III, President and Chief Executive      2002       135,167            55,000                   10,182
    Officer                                               2001       130,167            30,000                    9,730
                                                          2000       125,000            35,000                    9,700
-----------------------------------------------------------------------------------------------------------------------------------
Scott M. Hall, Executive Vice President and Senior        2002       104,967            30,000                    6,555
    Loan Officer of the Bank                              2001       100,416                 0                    6,274
                                                          2000        94,667            20,000                    6,880
-----------------------------------------------------------------------------------------------------------------------------------
Cheryl L. Whalen, Executive Vice President and Chief      2002       104,967            20,000                    7,179
    Financial Officer                                     2001       100,416            10,000 (3)                6,290
                                                          2000        94,667                 0                    6,010
-----------------------------------------------------------------------------------------------------------------------------------

(1) COLUMNS RELATING TO OTHER ANNUAL COMPENSATION, LONG TERM COMPENSATION AWARDS, AND LTIP PAYOUTS, HAVE BEEN DELETED BECAUSE NO COMPENSATION REQUIRED TO BE REPORTED IN SUCH COLUMNS WAS AWARDED TO, EARNED BY, OR PAID TO THE NAMED EXECUTIVES DURING THE PERIODS INDICATED. PERQUISITES ARE NOT DISCLOSED BECAUSE THE AGGREGATE VALUE DOES NOT EXCEED THE LESSER OF $50,000 OR 10% OF TOTAL ANNUAL SALARY AND BONUS.
(2) THE AMOUNTS SHOWN IN THE ALL OTHER COMPENSATION COLUMN CONSIST OF MATCHING CONTRIBUTIONS TO THE 401(K) PLAN.
(3) THE AMOUNT SHOWN IN THE COLUMN FOR 2001 REPRESENTS A BONUS AMOUNT THAT WAS DETERMINED SUBSEQUENT TO THE 2002 ANNUAL MEETING.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth information regarding stock options exercised in 2002 by each of the named executive officers, and the value of the unexercised options held by these individuals as of December 31, 2002, based on the market value ($11.93) of the common stock on December 31, 2002, on the Nasdaq SmallCap Market.

                                                               Number of Securities Underlying      Value of Unexercised In The
                                                               Unexercised Options at 12/31/02       Money Options at 12/31/02
                              Shares Acquired      Value      --------------------------------------------------------------------
           Name               on Exercise (#)   Realized ($)      Exercisable/Unexercisable          Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------------------
Gilbert J. Pomar, III                0              $ 0                30,000 /     0                  $ 57,900 / $     0
Scott M. Hall                        0              $ 0                 7,500 / 5,000                  $ 14,475 / $ 9,650
Cheryl L. Whalen                     0              $ 0                 7,500 / 5,000                  $ 14,475 / $ 9,650
----------------------------------------------------------------------------------------------------------------------------------

EQUITY COMPENSATION PLAN INFORMATION

                               Number of securities to be issued upon       Weighted average exercise       Number of securities
                                  exercise of outstanding options,        price of outstanding options,    remaining available for
        Plan Category                    warrants and rights                   warrants and rights             future issuance
-----------------------------------------------------------------------------------------------------------------------------------
 Equity compensation plans                     139,857                               $ 10.00                       80,242
 approved by security
 holders

 Equity compensation plans
 not approved by security
 holders
-----------------------------------------------------------------------------------------------------------------------------------
   Total                                       139,857                               $ 10.00                       80,242
-----------------------------------------------------------------------------------------------------------------------------------

EMPLOYMENT AGREEMENT

Under our employment agreement with Gilbert J. Pomar, III, (the "Pomar Agreement"), he became the Bank's President in March 1999 at a salary of $120,000. He has since been promoted to become our CEO, and his base salary has increased annually. Mr. Pomar's salary was increased from $136,000 to $142,000 in March 2003, based on the evaluation of performance factors by the Compensation Committee. Further, Mr. Pomar was granted a bonus of $55,000 in March 2003 relative to 2002 performance. The Pomar Agreement provides for an annual base salary plus annual increases and participation in bonus plans, stock option plans, stock ownership plans, profit sharing plans, and 401(k) plans made available to our employees and executives. Additionally, we pay Mr. Pomar's medical and dental insurance plan premiums. The Pomar Agreement has a rolling one-year term, ending no later than Mr. Pomar's 65th birthday, and contains a six-month noncompetition provision against employment with any person seeking to organize a financial institution in Duval or Clay counties.

If we terminate Mr. Pomar's employment for a reason other than for "just cause" (as defined in the Pomar Agreement), death or disability, or if Mr. Pomar terminates his employment for "good reason" (as defined), then we must pay Mr. Pomar an amount equal to his annual base salary and any bonus to which he would have been entitled under the Pomar Agreement. If Mr. Pomar's employment is terminated as a result of a "change in control" (as defined) or a change in control occurs within 12 months of his involuntary termination or termination for good reason, then Mr. Pomar is entitled to a severance payment equal to 2.99 times his current annual base salary plus any incentive compensation to which he was entitled under the Pomar Agreement. These payments will be made in substantially equal semi-monthly installments until paid in full. In addition, upon a change in control, all unvested options will vest on the day before the effective date of the change in control. Furthermore, unless Mr. Pomar is terminated for just cause, under certain banking regulatory requirements or under a termination of employment by Mr. Pomar for other than good reason, we are also required to maintain in full force and effect all employee benefit plans in which Mr. Pomar was participating before termination for the remainder of the Pomar Agreement or 12 months, whichever is shorter. The Pomar Agreement also contains provisions required under certain banking regulations that suspend or terminate the Pomar Agreement upon certain banking regulatory findings or actions.

                             AUDIT COMMITTEE REPORT
                             ----------------------

As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports we provide to governmental bodies or the public, monitoring the adequacy of our internal controls regarding finance and accounting, reviewing our auditing, accounting, and financial reporting processes generally, and verifying the independence of our independent auditors. All auditors employed or engaged by us report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors, reviews the audit program on at least an annual basis to ensure the adequacy of its scope, and reviews all reports of auditors and examiners, as well as management's responses to such reports, to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee also recommends to the Board whether to include the audited financial statements in our Annual Report and Form 10-KSB.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing their relationships with us that might bear on their independence, consistent with Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES; discussed any relationships that may impact their objectivity and independence with the auditors; considered whether the provision of nonaudit services was compatible with maintaining the auditors' independence; and satisfied itself as to their independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of our internal controls, and the accounting function's organization, responsibilities, budget, and staffing. The Audit Committee further reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, COMMUNICATION WITH AUDIT COMMITTEES, and with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed and discussed our audited financial statements as of and for the year ended December 31, 2002, with management and the independent auditors. Management has the responsibility for preparation of our financial statements, and the independent auditors have the responsibility for examination of those statements. Based on this review and the discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report and Form 10-KSB for the year ended December 31, 2002, for filing with the Securities and Exchange Commission (the "SEC").

All members of the Audit Committee are independent directors as defined by the National Association of Securities Dealers.

D. Michael Carter, C.P.A.            Donald E. Roller (Chairman)
James M. Healey                      Gary L. Winfield, M.D.
John C. Kowkabany

AUDIT FEES. We will pay a total of $18,000 to Hacker, Johnson & Smith, P.A., for services rendered in connection with the audit of our financial statements for the fiscal year ended December 31, 2002, as well as $3,000 per quarter for interim financial statement review.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees paid to Hacker, Johnson & Smith, P.A., for financial information systems design and implementation services during the fiscal year ended December 31, 2002.

ALL OTHER FEES. All other fees to be paid for services rendered in 2002 by Hacker, Johnson & Smith, P.A., will be $19,000.

                                PERFORMANCE GRAPH
                                -----------------

Although it is not required by the SEC, we continue to provide a comparison of our stock price performance with both a broad equity market index and a published industry index or peer group for five years or the shorter period that the stock has been publicly traded. Our total return compared with the Russell 3000 Market Index, the SNL Southeast Bank Index, and the 2001 Peer Index, since our common stock began trading is shown on the following graph. The Jacksonville Bancorp 2001 Peer Index contains publicly held banks headquartered in the southeastern United States, similar to those contained in peer groups used in prior fiscal years, and has been included due to changing our peer group index to the SNL Southeast Bank Index, which we believe is a more accurate index with which to compare the Company.

This graph assumes that $100 was invested on September 13, 1999, the date that our stock first traded on the OTC Bulletin Board, and all dividends were reinvested in our common stock and the other indices. Each of the indices is weighted on a market capitalization basis at the time of each reported data point.

                                               9/13/99     12/31/99     12/31/00     12/31/01     12/31/02
                                              ---------   ----------   ----------   ----------   ----------
Jacksonville Bancorp, Inc.                        100        90.48        83.33        91.43       113.62
Russell 3000 Index                                100       111.06       102.78        91.00        71.32
SNL Southeast Bank Index                          100        88.54        88.90       110.75       122.34
Jacksonville Bancorp 2001 Peer Group              100        91.21        93.39       117.30       125.42

                            TOTAL RETURN PERFORMANCE



                              [PERFORMANCE GRAPH]



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

The following table indicates the common stock beneficially owned by our executive officers and directors as of February 28, 2003, at which date there are no persons known to us to beneficially own more than 5% of our common stock, other than R. C. Mills.

                                                                  AMOUNT AND NATURE OF      PERCENT OF SHARES OF
             DIRECTOR OR EXECUTIVE OFFICER                       BENEFICIAL OWNERSHIP (1)  COMMON STOCK OUTSTANDING
---------------------------------------------------------------  ------------------------  ------------------------
D. Michael Carter, C.P.A.                                                  33,718                   2.28%
Melvin Gottlieb                                                            63,293                   4.29%
Scott M. Hall                                                               7,800                   0.53%
James M. Healey                                                            42,943                   2.91%
John C. Kowkabany                                                          37,243                   2.53%
Rudolph A. Kraft                                                           40,768                   2.76%
R. C. Mills (2)                                                            87,393                   5.90%
Gilbert J. Pomar, III                                                      35,000                   2.34%
Donald E. Roller                                                           47,393                   3.21%
John W. Rose                                                               49,643                   3.36%
John R. Schultz                                                            42,018                   2.85%
Price W. Schwenck                                                          29,641                   2.01%
Charles F. Spencer                                                         19,943                   1.36%
Bennett A. Tavar                                                           40,743                   2.76%
Cheryl L. Whalen                                                            7,830                   0.53%
Gary L. Winfield, M.D                                                      33,393                   2.26%
All executive officers and directors as a group (16 persons)              618,762                  38.12%

(1) UNDER THE RULES OF THE SEC, THE DETERMINATIONS OF "BENEFICIAL OWNERSHIP" OF OUR COMMON STOCK ARE BASED UPON RULE 13D-3 UNDER THE EXCHANGE ACT. UNDER THIS RULE, SHARES WILL BE DEEMED TO BE "BENEFICIALLY OWNED" WHERE A PERSON HAS, EITHER SOLELY OR WITH OTHERS, THE POWER TO VOTE OR TO DIRECT THE VOTING OF SHARES AND/OR THE POWER TO DISPOSE, OR TO DIRECT THE DISPOSITION OF SHARES, OR WHERE A PERSON HAS THE RIGHT TO ACQUIRE ANY SUCH POWER WITHIN 60 DAYS AFTER THE DATE SUCH BENEFICIAL OWNERSHIP IS DETERMINED. SHARES OF OUR COMMON STOCK THAT A BENEFICIAL OWNER HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS UNDER THE EXERCISE OF THE OPTIONS OR WARRANTS ARE DEEMED TO BE OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OWNERSHIP OF SUCH OWNER BUT ARE NOT DEEMED OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OWNERSHIP OF ANY OTHER PERSON. ALL AMOUNTS ARE DETERMINED AS OF FEBRUARY 28, 2003, WHEN THERE WERE 1,467,066 SHARES OUTSTANDING. THE AMOUNTS SHOWN ABOVE INCLUDE 4,643 OPTIONS EXERCISABLE WITHIN 60 DAYS OF FEBRUARY 28, 2003, FOR EACH DIRECTOR OTHER THAN MR. POMAR, WHOSE BENEFICIAL OWNERSHIP INCLUDES OPTIONS TO PURCHASE 30,000 SHARES, AND MR. SCHWENCK WHOSE BENEFICIAL OWNERSHIP INCLUDES OPTIONS TO PURCHASE 4,641 SHARES. THE AMOUNTS SHOWN FOR MR. HALL AND MS. WHALEN INCLUDE OPTIONS TO PURCHASE 7,500 SHARES, AND FOR ALL DIRECTORS AND OFFICERS AS A GROUP, OPTIONS TO PURCHASE 105,357 SHARES. THE AMOUNTS SHOWN ALSO INCLUDE WARRANTS TO PURCHASE SHARES OF COMMON STOCK FOR THE FOLLOWING DIRECTORS: MR. CARTER-4,525, MR. GOTTLIEB-3,600, MR. HEALEY-3,600, MR. KOWKABANY-2,450, MR. KRAFT-4,125, MR. MILLS-10,000, MR. ROLLER-5,000, MR. ROSE-5,000, MR. SCHULTZ-4,125, MR.
     SPENCER-100, MR. TAVAR-4,400, AND DR. WINFIELD-3,750. THE AMOUNT SHOWN FOR MR. SCHULTZ INCLUDES 5,000 SHARES OWNED BY THE SCHULTZ FOUNDATION. MR. SCHULTZ SERVES AS AN OFFICER AND DIRECTOR OF THE SCHULTZ FOUNDATION. UNLESS OTHERWISE NOTED, ALL SHARES ARE HELD DIRECTLY BY THE DIRECTOR OR EXECUTIVE OFFICER, OR IN SOME CASES BY THEIR FAMILY MEMBERS SHARING THE SAME HOUSEHOLD.
(2) MR. MILLS' BUSINESS ADDRESS IS 5000 SAWGRASS VILLAGE CIRCLE, SUITE 4, PONTE VEDRA BEACH, FLORIDA 32082.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
            -------------------------------------------------------

The Exchange Act requires our executive officers and directors, and any persons owning more than 10 percent of a class of our stock, to file certain reports on ownership and changes in ownership with the SEC. During 2002, our executive officers and directors filed on a timely basis all reports required by Section 16(a) of the Exchange Act relating to transactions involving our equity securities beneficially owned by them.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                    ----------------------------------------

The firm of Hacker, Johnson, & Smith, P.A., served as our independent accountants for the fiscal year ending December 31, 2002. Representatives of Hacker, Johnson, & Smith, P.A., who will be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors has not formally acted on the selection of independent accountants for the fiscal year ending December 31, 2003.

                              SHAREHOLDER PROPOSALS
                              ---------------------

Shareholders who wish to include a proposal in our proxy statement and form of proxy relating to the 2004 Annual Meeting should deliver a written copy of their proposal to our principal executive offices no later than November 28, 2003. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. Except for shareholder proposals to be included in our proxy statement and form of proxy, the deadline for nominations for director and other proposals made by a shareholder is February 9, 2004. We may solicit proxies in connection with next year's Annual Meeting which confer discretionary authority to vote on any shareholder proposals of which we do not receive notice by February 9, 2004. Proposals should be directed to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466.

             ANNUAL REPORT; DELIVERY TO SHAREHOLDERS SHARING ADDRESS
             -------------------------------------------------------

We are providing a copy of our Annual Report for the fiscal year ended December 31, 2002, simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report and/or the Annual Report on Form 10-KSB filed with the SEC by writing to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466.

We are delivering only one proxy statement and Annual Report to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. If you are a shareholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to Cheryl L. Whalen at the address noted above or call us at (904) 421-3040.

                                  OTHER MATTERS
                                  -------------

As of the date of this proxy statement, our Board of Directors does not anticipate that other matters will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.

                              COST OF SOLICITATION
                              --------------------

We will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. We will solicit primarily through the mail, and our officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but we may reimburse them for their reasonable out-of-pocket expenses.

HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY CARD AND PROMPTLY RETURN IT TO OUR TRANSFER AGENT IN THE ENCLOSED ADDRESSED, POSTAGE PAID ENVELOPE.


Cheryl L. Whalen
Corporate Secretary
Dated: April 2, 2003

                                   APPENDIX A
                                   ----------

                           JACKSONVILLE BANCORP, INC.
                         DIRECTORS' STOCK PURCHASE PLAN

ARTICLE 1     ESTABLISHMENT AND PURPOSE OF PLAN

1.1 ESTABLISHMENT OF PLAN; PURPOSE OF PLAN. Jacksonville Bancorp, Inc. (the "Company"), hereby establishes the Jacksonville Bancorp, Inc., Directors' Stock Purchase Plan. The primary purpose of the Plan is to provide an opportunity and means by which non-employee directors can increase their financial interest in the Company, and thereby increase their personal interest in the Company's continued success, through the payment of directors' fees in common stock of the Company.

1.2 SHARES SUBJECT TO THE PLAN. Subject to appropriate adjustment as required in connection with any change in the capital structure of the Company, including a change related to a stock dividend, stock split, recapitalization, merger, consolidation, combination, exchange of shares or other corporate event, a maximum of 100,000 shares of Common Stock shall be available under the Plan. The shares of Common Stock delivered under the Plan may, at the option of the Company, be shares currently authorized but unissued or subsequently acquired, in the open market, private transactions, or otherwise.

1.3 EFFECTIVE DATE. The Plan shall become effective upon its adoption by the Board, subject to its approval by the shareholders of the Company, and shall continue in effect until April 30, 2013, unless sooner terminated in accordance with the terms hereof.

ARTICLE 2     DEFINITIONS

2.1  BOARD. "Board" means the Board of Directors of the Company.

2.2 BROKER. "Broker" means the financial institution engaged by the Company to open and maintain accounts in the names of Participants, to make purchases of the Common Stock on the open market for the accounts of Participants, and to perform certain administrative, custodial brokerage and other services in connection with the Plan.

2.3 COMMITTEE. "Committee" means the Corporate Governance Committee of the Board or such other committee as the Board shall designate from time to time to administer the Plan. Any such committee shall consist of at least two members of the Board.

2.4 COMMON STOCK. "Common Stock" means the Company's common stock, $.01 par value.

2.5  COMPANY. "Company" means Jacksonville Bancorp, Inc.

2.6 DIRECTOR'S FEE. "Director's Fee" means any amount payable to a Participant for service as a director, including payments for attendance at meetings of the Board or committees of the Board, and any retainer fees paid to members of the Board.

2.7 MARKET VALUE. "Market Value" means the average of the highest and lowest sales prices of the Common Stock reported on The Nasdaq Stock Market (or such other quotation system or exchange on which the Common Stock is listed or quoted from time to time) on the first date preceding the Payment Date. If the Common Stock is no longer listed or admitted to trading on any exchange or quotation system, the Market Value shall be the value established by the Board in good faith.

2.8 PARTICIPANT. "Participant" means any non-employee director of the Company who is participating in the Plan.

2.9 PAYMENT DATE. "Payment Date" means any date on which a Director's Fee is payable to a Participant.

2.10 PLAN. "Plan" means this Jacksonville Bancorp, Inc., Directors' Stock Purchase Plan, as such plan may be amended, administered or interpreted from time to time.

ARTICLE 3     ADMINISTRATION

3.1 POWER AND AUTHORITY. The Committee shall administer the Plan and shall have full power and authority to interpret the provisions of the Plan, to adopt such rules and regulations, and to make such determinations as are not inconsistent with the Plan and are necessary or desirable for its implementation and administration. All determinations, interpretations, and rules made by the Committee regarding the Plan shall be final and conclusive. No member of the Committee or the Board shall be liable for any action taken, determination, or omission , made in good faith with respect to the Plan or any right granted hereunder.

3.2 COMMITTEE PROCEDURES. The Committee shall hold its meetings at such times and places as it deems advisable. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority of such members of the Committee in attendance at any meeting at which a quorum is present shall be the act of the Committee. Action may be taken by a written instrument signed by a majority of the members of the Committee, and any action so taken shall be fully effective as if it had been taken at a meeting duly called and held. The Committee shall make such rules and regulations for the conduct of its business as it deems advisable.

3.3 DELEGATION OF POWERS; EMPLOYMENT OF ADVISERS. The Committee may delegate to any agent such duties and powers, both ministerial and discretionary, as it deems appropriate, except those that may not be delegated by law or regulation. In administering the Plan, the Committee may engage a Broker, attorneys, consultants, accountants, or other persons, and the Company and the Committee shall be entitled to rely upon the advice, opinions or valuation of any such persons. The Company shall pay all usual and reasonable expenses of the Committee with respect to the Plan.

3.4 BROKER. Upon sixty (60) days prior written notice, the Company shall have the right to terminate the entity serving as Broker under the Plan. Also upon sixty (60) days prior written notice, the then-current Broker shall have the right to terminate its services as Broker under the Plan. The Committee may select a successor Broker and make such arrangements with the Broker, or any successor Broker selected by the Committee, as it deems appropriate in furtherance of the Plan.

ARTICLE 4     PARTICIPATION

4.1 ELIGIBILITY TO PARTICIPATE. A non-employee director shall be eligible to become a Participant in the Plan on the first day of the individual's term as a director. A director shall no longer be a Participant as of the termination of his or her directorship, or on the date that such director becomes an employee of the Company.

ARTICLE 5     PAYMENT OF DIRECTOR'S FEES IN COMMON STOCK

5.1 ELECTION TO RECEIVE COMMON STOCK IN LIEU OF CASH. If a Participant is entitled to receive Director's Fees in cash, that Participant may elect to receive payment of up to 100% of Director's Fees in the form of Common Stock. If the Committee elects to acquire Common Stock for issuance under the Plan through open market purchases by the Broker, the Broker will allocate that number of shares of Common Stock to a Participant's accounts equal to the amount of Director's Fees elected to be used for purchase of Common Stock divided by the average cost of the shares of Common Stock purchased by the Broker during the month in which the Director's Fees were paid. If the Committee elects to obtain Common Stock for the Plan directly from the Company through the issuance of previously unissued shares, the Company will allocate that number of shares of Common Stock equal to the amount of Director's Fees elected to be used for purchase of Common Stock divided by the Market Value. Participants may elect to receive Director's Fees in the form of Common Stock through the Plan by completing the form provided for that purpose. A Participant's election shall be effective as of the next Payment Date, provided that the Company has received the form at least five (5) business days before the Payment Date. The election shall continue in effect until revoked or modified by the Participant for a subsequent Payment Date.

5.2 MANDATORY PAYMENT OF DIRECTOR'S FEES IN COMMON STOCK. The Board may, from time to time, direct that a part or all of Director's Fees shall be paid in Common Stock on such terms as the Board, by resolution, shall determine. In that event, the shares of Common Stock shall be acquired and paid as provided in this Plan.

5.3 PARTICIPANT ACCOUNTS. For so long as a Broker is engaged to provide service to the Plan, certificates representing shares of Common Stock so purchased shall be issued in the name of the Broker or its nominee and will remain so registered until delivery is requested by the Participant. The Participant's account will be credited with cash dividends paid in respect of the full shares and any fractional interest in shares of Common Stock held in the Participant's account. Cash dividends will be reinvested in Common Stock following receipt thereof by the Broker unless the Participant has previously instructed the Broker to the contrary. Regular brokerage commissions payable on purchases made with reinvested dividends will be payable by the Participant and deducted form the amount of dividend at the time such reinvestment is made. Stock dividends or stock splits in respect of shares of Common Stock held in the Participant's account will be credited to the account without charge.

5.4 OWNERSHIP OF COMPANY SHARES. At the time of purchase of the Common Stock by the Broker or the issuance of shares directly from the Company, each Participant for whose account funds were received will be the beneficial owner of all shares of Common Stock purchased for or issued to such Participant's account. Upon the Participant's written request, whole shares shall be issued to him or her without affecting continued participation in the Plan. The Participant will pay any Broker's charges for delivery of certificate(s).

ARTICLE 6     GENERAL PROVISIONS

6.1 AMENDMENT; TERMINATION. The Company may suspend, amend, or terminate the Plan in its discretion, provided that any suspension, amendment or termination may not reduce or revoke shares of Common Stock already allocated to a Participant's account. Upon any termination of the Plan, the Broker shall (a) cease any further acquisitions of Common Stock under this Plan using Director's Fees; (b) issue certificates for all whole shares of Common Stock held in all Participant accounts in accordance with the applicable Participant's instructions; and (c) distribute cash to Participants for any fractional shares based upon the average sales price received by the Broker upon the sale of such Common Stock.

6.2 RIGHTS NOT ASSIGNABLE. A Participant's right to participate in the Plan or to receive benefits hereunder shall not be subject to anticipation, alienation, assignment, conveyance, transfer, sale, pledge, encumbrance, charge, or other disposition, whether voluntary or involuntary. Any attempt to anticipate, alienate, assign, convey, transfer, sell, pledge, encumber, charge, or to otherwise dispose of the right to participate in the Plan or to receive benefits hereunder shall be void and shall not be recognized.

6.3 UNSECURED CREDITOR STATUS. This Plan shall be an unfunded plan. The right of any Participant to be paid Director's Fees or to receive shares of Common Stock under the Plan shall be no greater than the right of any other unsecured general creditor of the

     Company. Notwithstanding the foregoing, once the Director's Fees have been paid and the Common Stock allocated to the Participant's Account, such Common Stock shall be owned by the Participant and not subject to the claims of the Company's creditors.

6.4 NO TRUST OR FIDUCIARY RELATIONSHIP. Nothing contained in the Plan shall be deemed to create a trust or fiduciary relationship of any kind for the benefit of any Participant. The Company shall not be required to repurchase from any Participant any Common Stock which such Participant acquires under the Plan.

6.5 CONSTRUCTION. The singular includes the plural, and the plural includes the singular, unless the context clearly indicates the contrary. Capitalized terms (except those at the beginning of a sentence or part of a heading) have the meaning specified in the Plan. If a capitalized term is not defined in the Plan, the term shall have the generally accepted meaning of the term.

6.6 DISPUTES. If a dispute arises regarding eligibility to participate in the Plan or any other matter relating to Plan participation or interpretation, such dispute shall be resolved by and in the sole discretion of the Committee. The determination by the Committee with respect to such disputes shall be final and binding on all parties.

6.7 RIGHT OF COMPANY TO REPLACE DIRECTORS. Neither the action of the Company in establishing the Plan, nor any provision of the Plan, shall be construed as giving any director the right to be retained as a director, or any right to any payment or issuance of shares whatsoever except to the extent of the benefits provided under the Plan. The Company expressly reserves the right at any time to replace or fail to renominate any director without any liability for any claim against the Company for any payment or issuance of shares whatsoever except to the extent provided under the Plan. The Company has no obligation to create any other or subsequent deferred compensation plan for directors.

6.8 GOVERNING LAW; SEVERABILITY. The Plan shall be construed, regulated, and administered under the laws of the State of Florida, without regard to conflict of law principles. If any provisions of the Plan shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the remaining provisions of the Plan, and the Plan shall be deemed to be modified to the least extent possible to make it valid and enforceable in its entirety.

6.9 NO DISTRIBUTION; COMPLIANCE WITH LEGAL REQUIREMENTS. The Committee may require each person acquiring Common Stock under the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The Committee may require the placing of such stop orders and restrictive legends on certificates for Common Stock as it deems appropriate. The Company may make such provisions as it may deem appropriate for the withholding or payment of any taxes which it determines it may be required to withhold or pay in connection with the Common Stock. Notwithstanding anything in the Plan to the contrary, the Company or its Broker shall not be obligated to purchase, issue, sell, or deliver any Common Stock, unless it is satisfied that the purchase, issuance, sale, and delivery complies with all applicable securities law and other legal and stock exchange or other listing requirements.

6.10 NOTICES; DELIVERY OF STOCK CERTIFICATES. Any notice required or permitted to be given by the Company or the Committee pursuant to the Plan shall be deemed given when personally delivered or deposited in the United States mail, registered or certified, postage prepaid, addressed to the Participant at the last address shown for the Participant on the records of the Company. Delivery of stock certificates to persons entitled to receive them under the Plan shall be deemed effected for all purposes when the Company, the Broker or a share transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to such person at his/her last known address on file with the Company.

                                   APPENDIX B
                                   ----------

                                  FORM OF PROXY
                                  -------------

                           JACKSONVILLE BANCORP, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned shareholder of Jacksonville Bancorp, Inc. (the "Company"), Jacksonville, Florida, do hereby nominate, constitute and appoint Cheryl L. Whalen and Scott M. Hall, or any one or more of them, my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.01 per share, of the Company, held in my name on its books as of March 21, 2003, at the Annual Meeting of Shareholders to be held on Wednesday, April 30, 2003.

PROPOSAL 1.    Election of the following Directors:

  [ ]  FOR ALL NOMINEES LISTED BELOW (except as marked to the     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below contrary below)
       D. Michael Carter, C.P.A.                                  (INSTRUCTION: To withhold authority to vote for any individual
       Melvin Gottlieb                                                nominee, write the name(s) of such nominee(s) below.)
       James M. Healey
       John C. Kowkabany                                          ------------------------------ ----------------------------
       Bennett A. Tavar                                           ------------------------------ ----------------------------

---------------------------------------------------------------------------------------------------------------------------------
                  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2.   Directors' Stock Purchase Plan:

  [ ]  FOR APPROVAL of the Directors' Stock Purchase Plan           [ ] AGAINST APPROVAL of the Directors' Stock Purchase Plan

---------------------------------------------------------------------------------------------------------------------------------
         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE DIRECTORS' STOCK PURCHASE PLAN.
---------------------------------------------------------------------------------------------------------------------------------

       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
       Annual Meeting of Shareholders.

                                            IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

(Reverse of Proxy)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted
FOR Proposals 1 and 2. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company.

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ADDRESSED ENVELOPE OR OTHERWISE TO SunTrust Stock Transfer, P.O. Box 4625,
Atlanta, Georgia, 30302. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE
MEETING AND VOTE, YOUR SHARES CAN NOT BE VOTED.

                                           -------------------------------------
                                                                            Date


                                           -------------------------------------
                                                                       Signature


                                           -------------------------------------
                                                     Signature (if jointly held)


                                           -------------------------------------
                                                              Print Name(s) Here

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